UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2024

Banzai International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Ericksen Ave, Suite 250 Bainbridge Island, Washington	98110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 414-1777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BNZI	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	BNZIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 25, 2024, Banzai International, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) for the purpose of considering and voting on the following proposals:

•

Approving, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of the Company’s Class A common stock to Yorkville Advisors Global, LP (“Yorkville”), pursuant to that certain Standby Equity Purchase Agreement, dated December 14, 2023, by and between Banzai International, Inc. and YA II PN, LTD, a Cayman Islands exempt limited partnership managed by Yorkville, as amended by the Supplemental Agreement, dated as of February 5, 2024 (collectively, the “SEPA”), which shares may represent more than 20% of our issued and outstanding Class A common stock and Class B common stock as of the date of the SEPA (“Proposal 1”); and

•

Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (“Proposal 2”).

There were 18,037,124 shares of the Company’s common stock issued and outstanding on the record date for the Special Meeting, consisting of 15,725,990 shares of the Company’s Class A common stock and 2,311,134 shares of the Company’s Class B common stock. Each share of Class A common stock was entitled to one vote on each proposal at the Special Meeting, and each share of Class B common stock was entitled to ten votes on each proposal at the Special Meeting. The results for each matter were as follows:

•	The Company’s stockholders approved Proposal 1, based on the following votes:

	Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
Class A common stock	8,246,445	165,542	3,260	—
Class B common stock	23,111,340	—	—	—

•	The Company’s stockholders approved Proposal 2, based on the following votes:

	Votes FOR	Votes AGAINST	Abstain	Broker Non-Votes
Class A common stock	8,246,469	165,859	2,919	—
Class B common stock	23,111,340	—	—	—

Although Proposal 2 was approved, the adjournment of the Special Meeting was not necessary because the Company’s shareholders approved Proposal 1. No further business was brought before the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2024

BANZAI INTERNATIONAL, INC.

By:	/s/ Joseph Davy
Joseph Davy
Chief Executive Officer